UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of September 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-9, Mortgage Pass-Through Certificates, Series 2002-9)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-08               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-9 Mortgage Pass-through Certificates, Series 2002-9 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of September 1, 2002 among GS Mortgage Securities Corporation, as depositor, Bank of America, N.A. and Wells Fargo Home Mortgage Inc as servicers, and JPMorgan Chase Bank, as Trustee.

     On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-9
Mortgage Pass-Through Certificates, Series 2002-9
----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 27, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-9
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A         274,144,000.00    248,506,638.64   61,316,702.37     596,830.11   61,913,532.48     0.00       0.00      187,189,936.27
A1B         144,547,000.00    144,547,000.00            0.00     552,771.82      552,771.82     0.00       0.00      144,547,000.00
A2A         152,866,000.00    134,192,669.37   74,781,587.16     274,312.18   75,055,899.34     0.00       0.00       59,411,082.21
A2B         222,072,000.00    222,072,000.00            0.00     632,720.14      632,720.14     0.00       0.00      222,072,000.00
A2C          36,895,000.00     36,895,000.00            0.00     123,536.76      123,536.76     0.00       0.00       36,895,000.00
A2D         322,781,000.00    322,781,000.00            0.00   1,304,035.24    1,304,035.24     0.00       0.00      322,781,000.00
B1           18,391,000.00     18,375,499.68       15,680.74      77,374.97       93,055.71     0.00       0.00       18,359,818.94
B2            5,339,000.00      5,334,500.18        4,552.20      23,555.92       28,108.12     0.00       0.00        5,329,947.98
B3            4,153,000.00      4,149,499.77        3,540.98      19,412.47       22,953.45     0.00       0.00        4,145,958.79
B4            1,780,000.00      1,778,499.78        1,517.68       8,320.30        9,837.98     0.00       0.00        1,776,982.10
B5            1,780,000.00      1,778,499.78        1,517.68       8,320.30        9,837.98     0.00       0.00        1,776,982.10
B6            1,780,626.00      1,779,125.25        1,518.21       8,323.23        9,841.44     0.00       0.00        1,777,607.04
R1                  100.00              0.00            0.00           0.00            0.00     0.00       0.00                0.00
R2                   50.00              0.00            0.00           0.00            0.00     0.00       0.00                0.00
R3                   50.00              0.00            0.00           0.00            0.00     0.00       0.00                0.00
TOTALS    1,186,528,826.00  1,142,189,932.45  136,126,617.02   3,629,513.44  139,756,130.46     0.00       0.00    1,006,063,315.43

X1          418,691,000.00    393,053,638.64            0.00     854,096.98      854,096.98     0.00       0.00      331,736,936.27
X2          734,614,000.00    715,940,669.37            0.00     853,897.12      853,897.12     0.00       0.00      641,159,082.21
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A       36228FHD1      906.48213581   223.66603818   2.17706793      225.84310610      682.81609763       A1A        2.882000 %
A1B       36228FHE9    1,000.00000000     0.00000000   3.82416667        3.82416667    1,000.00000000       A1B        4.589000 %
A2A       36228FHF6      877.84510205   489.19699057   1.79446169      490.99145225      388.64811148       A2A        2.453000 %
A2B       36228FHG4    1,000.00000000     0.00000000   2.84916667        2.84916667    1,000.00000000       A2B        3.419000 %
A2C       36228FHH2    1,000.00000000     0.00000000   3.34833338        3.34833338    1,000.00000000       A2C        4.018000 %
A2D       36228FHJ8    1,000.00000000     0.00000000   4.04000000        4.04000000    1,000.00000000       A2D        4.848000 %
B1        36228FHM1      999.15717905     0.85263118   4.20721929        5.05985047      998.30454788       B1         5.052922 %
B2        36228FHN9      999.15717925     0.85263158   4.41204720        5.26467878      998.30454767       B2         5.298922 %
B3        36228FHP4      999.15718035     0.85263183   4.67432458        5.52695642      998.30454852       B3         5.613922 %
B4        36228FHQ2      999.15717978     0.85262921   4.67432584        5.52695506      998.30455056       B4         5.613922 %
B5        36228FHR0      999.15717978     0.85262921   4.67432584        5.52695506      998.30455056       B5         5.613922 %
B6        36228FHS8      999.15717843     0.85262711   4.67432802        5.52695513      998.30455132       B6         5.613922 %
R1        36228FHT6        0.00000000     0.00000000   0.00000000        0.00000000        0.00000000       R1         5.344300 %
R2        36228FHU3        0.00000000     0.00000000   0.00000000        0.00000000        0.00000000       R2         5.344300 %
R3        36228FJA5        0.00000000     0.00000000   0.00000000        0.00000000        0.00000000       R3         5.344300 %
TOTALS                   962.63142321   114.72676773   3.05893406      117.78570179      847.90465548

X1        36228FHK5      938.76782314     0.00000000   2.03992199        2.03992199      792.31924324       X1         2.607574 %
X2        36228HL3       974.58075856     0.00000000   1.16237523        1.16237523      872.78364176       X2         1.431231 %
-----------------------------------------------------------------------------------------------------    ---------------------------
    * Please Note X1 and X2 are Notional Balances

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com

                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                    343,783,308.26
                                        Pool 2 Mortgage Loans                                                    662,280,007.17

Sec. 4.01(c)    Available Distribution                                                                           141,464,124.55
                                        Principal Distribution Amount                                                978,293.57
                                        Principal Prepayment Amount                                              135,148,323.45

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a                                                                 61,074,946.08
                                        Class A1b                                                                          0.00
                                        Class A2a                                                                 74,073,377.37
                                        Class A2b                                                                          0.00
                                        Class A2c                                                                          0.00
                                        Class A2d                                                                          0.00
                                        Class B1                                                                           0.00
                                        Class B2                                                                           0.00
                                        Class B3                                                                           0.00
                                        Class B4                                                                           0.00
                                        Class B5                                                                           0.00
                                        Class B6                                                                           0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1a
                                                              Accrued and Paid for Current Month                     596,830.11
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A1b
                                                              Accrued and Paid for Current Month                     552,771.82
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A2a
                                                              Accrued and Paid for Current Month                     274,312.18
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A2b
                                                              Accrued and Paid for Current Month                     632,720.14
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A2c
                                                              Accrued and Paid for Current Month                     123,536.76
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A2d
                                                              Accrued and Paid for Current Month                   1,304,035.24
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                     854,096.98
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                     853,897.12
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                      77,374.97
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                      23,555.92
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                      19,412.47
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                       8,320.30
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                       8,320.30
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                       8,323.23
                                                              Accrued and Paid from Prior Months                           0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                            335,337.15
                                        Trustee Fee Paid                                                               7,138.69

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                        2,678.37
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                2,678.37

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                              2,047
                                        Balance of Outstanding Mortgage Loans                                  1,006,063,315.43

Sec. 4.01(l)       Number and Balance of Delinquent Loans
                    Group Totals
                                                              Principal
                    Period                Number                Balance              Percentage
                   30-59 days                      1               433,336.08                  0.04 %
                   60-89 days                      0                     0.00                  0.00 %
                   90+days                         0                     0.00                  0.00 %
                    Total                          1               433,336.08                  0.04 %


Sec. 4.01(l)       Number and Balance of REO Loans
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %


Sec. 4.01(l)       Number and Balance of Loans in Bankruptcy
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %


Sec. 4.01(m)       Number and Balance of Loans in Foreclosure
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %


Sec. 4.01(o)         Aggregate Principal Payment
                                           Scheduled Principal                                            978,293.57
                                           Payoffs                                                    134,177,534.87
                                           Prepayments                                                    970,788.58
                                           Liquidation Proceeds                                                 0.00
                                           Condemnation Proceeds                                                0.00
                                           Insurance Proceeds                                                   0.00
                                           Realized Losses                                                      0.00

                                           Realized Losses Group 1                                              0.00
                                           Realized Losses Group 2                                              0.00
                                           Realized Gains                                                       0.00

Sec. 4.01(p)         Aggregate Amount of Mortgage Loans Repurchased                                             0.00

Sec. 4.01(q)         Aggregate Amount of Shortfall Allocated for Current Period
                                           Class A1a                                                            0.00
                                           Class A1b                                                            0.00
                                           Class A2a                                                            0.00
                                           Class A2b                                                            0.00
                                           Class A2c                                                            0.00
                                           Class A2d                                                            0.00
                                           Class X1                                                             0.00
                                           Class X2                                                             0.00
                                           Class B1                                                             0.00
                                           Class B2                                                             0.00
                                           Class B3                                                             0.00
                                           Class B4                                                             0.00
                                           Class B5                                                             0.00
                                           Class B6                                                             0.00

Sec. 4.01(s) Group I
                         Senior Percentage                                                                   97.020000 %
                         Senior Prepayment Percentage                                                       100.000000 %
                         Subordinate Percentage                                                               2.980000 %
                         Subordinate Prepayment Percentage                                                    0.000000 %

Sec. 4.01(s) Group II
                         Senior Percentage                                                                   97.130000 %
                         Senior Prepayment Percentage                                                       100.000000 %
                         Subordinate Percentage                                                               2.870000 %
                         Subordinate Prepayment Percentage                                                    0.000000 %

Aggregate
                         Scheduled Principal                                                                  978,293.57
                         Unscheduled Principal                                                            135,148,323.45
                         Beginning Balance                                                              1,142,189,932.45
                         Ending Balance                                                                 1,006,063,315.43
                         Net Wac                                                                                 5.60766
                         Weighted Averge Maturity                                                                    355
Groups
                         Net Wac Group 1                                                                         6.08683
                         Net Wac Group 2                                                                         5.34430

                         Wam Group 1                                                                                 353
                         Wam Group 2                                                                                 356


                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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